Execution Version

Exhibit 10.6

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement, dated as of June 7, 2023 (this “Amendment”), is entered into by and among FTC SOLAR, INC., a Delaware corporation (the “Borrower”), and BARCLAYS BANK PLC (“Barclays”), as Administrative Agent (together with its permitted successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and Issuing Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 30, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement and as may be further amended from time to time;

WHEREAS, an Early Opt-in Election has occurred with respect to USD LIBOR and USD LIBOR has or will be replaced with Term SOFR as the Benchmark Replacement for purposes of the Existing Credit Agreement and the other Loan Documents for settings of benchmark rates that occur as of or after the Effective Date (as defined below) in accordance with the benchmark replacement provisions set forth in any applicable Loan Documents, and pursuant thereto, the Administrative Agent is exercising its right to make certain Benchmark Replacement Conforming Changes in connection with the implementation of the applicable Benchmark Replacement as set forth herein; and

WHEREAS, the amendments and modifications set forth in this Amendment constitute Benchmark Replacement Conforming Changes for purposes of the Existing Credit Agreement and the other Loan Documents;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1. Amendments to the Credit Agreement. Effective as of the Effective Date and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 2 hereof:

(a) The Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text(indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto;

(b) Exhibit G (Form of Prepayment Notice) to the Existing Credit Agreement shall be deemed amended and restated in its entirety as attached as Exhibit B;

(c) Exhibit H-1 (Form of Revolving Loan Note) to the Existing Credit Agreement shall be deemed amended and restated in its entirety as attached as Exhibit C;

(d) Exhibit K (Form of Notice of Borrowing) to the Existing Credit Agreement shall be deemed amended and restated in its entirety as attached as Exhibit D;

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(e) Exhibit L (Form of Notice of Conversion/Continuation) to the Existing Credit Agreement shall be deemed amended and restated in its entirety as attached as Exhibit E;

2 Effective Date Conditions. Notwithstanding anything to the contrary contained in the Existing Credit Agreement or in any other Loan Documents, the Existing Credit Agreement and each other applicable Loan Document are each hereby amended and modified to give effect to the provisions set forth on Exhibit A hereto on and as of June 7, 2023 (the “Effective Date”) if, and only if, the following conditions precedent have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received a counterpart of this Amendment signed on behalf of the Borrower;

(b) The Administrative Agent has not received by 5:00 p.m. (New York City time) on June 6, 2023, written notice of objection to the Early Opt-in Election (as defined in the Existing Credit Agreement) posted on May 30, 2023 from Lenders comprising the Required Lenders; and

(c) The Borrower shall have paid (which may occur substantially simultaneously with the effectiveness of this Amendment on the Effective Date) (i) all reasonable, documented and invoiced fees and documented out-of-pocket costs and expenses payable to the Administrative Agent in connection with this Amendment and (ii) all reasonable fees, expenses and disbursements of Paul Hastings LLP, as counsel for the Administrative Agent, incurred in connection with the preparation, negotiation and execution of this Amendment.

3. Effects of this Amendment. On the Effective Date, the Existing Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this Amendment. The rights and obligations of the parties hereto shall be governed (i) prior to the Effective Date, by the Existing Credit Agreement and (ii) on and after the Effective Date, by this Amendment and the Credit Agreement. Once the Effective Date has occurred, all references to the Existing Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement and as further amended, supplemented or otherwise modified from time to time. Notwithstanding the foregoing, any Eurodollar Loans (as defined in the Existing Credit Agreement prior to giving effect to the Effective Date) made to Borrower under the Existing Credit Agreement prior to the Effective Date shall be permitted to remain outstanding after the Effective Date until the applicable Interest Periods (as defined in the Existing Credit Agreement prior to giving effect to the Effective Date) for such Eurodollar Loans expire and such Eurodollar Loans shall be subject to the provisions of the Existing Credit Agreement related to interest rates as in effect prior to giving effect to this Amendment.

4. Notice. To the extent that any Loan Document requires the Administrative Agent to provide notice to the Borrower, any Lender or any other Person party to the Existing Credit Agreement of (i) a Benchmark Replacement (or other analogous or similar event), (ii) the implementation of Term SOFR as a Benchmark Replacement (or other analogous or similar term) or (iii) any Benchmark Replacement Conforming Changes (or other similar conforming changes) in connection with the adoption and implementation of Term SOFR or the use and administration thereof, this Amendment shall constitute such notice.

5. Representations and Warranties. By its execution of this Amendment, the Borrower hereby represents and warrants that:

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(a) The Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment; and

(b) The Borrower has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

6. Reaffirmation of the Borrower; Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) The Borrower hereby consents to the terms of this Amendment and the amendment of the Existing Credit Agreement effected hereby. The Borrower hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document). The Borrower acknowledges and agrees that any of the Loan Documents (as they may be modified by this Amendment) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment other than to the extent expressly contemplated hereby.

(b) Except to the extent expressly set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent Party or Lender under, the Credit Agreement or any of the other Loan Documents.

(c) On and after the Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement.

7. Miscellaneous.

(a) Headings. The various headings of this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment or any provision hereof.

(b) Execution in Counterparts; Electronic Execution. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Article III. Delivery of an executed counterpart to this Amendment by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Amendment or any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, electronic records or the electronic matching of assignment terms and contract formations on electronic platforms approved by the

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Administrative Agent, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(c) Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d) Entire Agreement. This Amendment and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Amendment and the other Loan Documents. Nothing in this Amendment or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Amendment or the other Loan Documents.

(e) Loan Document Pursuant to Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement (and, following the date hereof, the Credit Agreement). From and after the Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement.

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IN WITNESS WHEREOF, the parties have duly executed this Amendment on the day and year first written above.

FTC SOLAR, INC., as the Borrower
By:	/s/ Patrick Cook
Name: Patrick Cook
Title: Chief Commercial Officer

[Amendment No. 3 to Credit Agreement]

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BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[Amendment No. 3 to Credit Agreement]

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